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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
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                                January 15, 1997

                       Banc One Auto Grantor Trust 1996-B
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                    (Issuer with respect to the Certificates)


                            Banc One ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


       333-3457                                            31-1467431
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(Commission File Number)                       (IRS Employer Identification No.)


                    c/o Bank One, Arizona, N.A., as Servicer
                201 North Central Avenue, Phoenix, Arizona 85004
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               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (602) 221-3704

                                       N/A
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          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.        OTHER EVENTS.

         On January 15, 1997, (the "Distribution Date"), Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates ("Class A Certificates") and Class B 6.70% Asset Backed Certificates ("Class B Certificates"). The amount of such distribution was based upon the information set forth in the Determination Date Statement (the "Original Statement") reflecting the Trust's activities for the Interest Period from December 15, 1996 through January 14, 1997 (the "December 1996 Interest Period") and for the Collection Period from December 1, 1996 through December 31, 1996 (the "December 1996 Collection Period"). The Original Statement was delivered to certificateholders and filed as Exhibit 99.1 to the Trust's Current Report on Form 8-K.

         On August 25, 1997, Bank One, Arizona, N.A., as servicer (the "Servicer"), provided notice to Bankers Trust Company, as trustee (the "Trustee"), of the Servicer's discovery of errors in the Original Statement which affected, among other things, the reported amount of principal and interest collections received by the Trust during the December 1996 Collection Period and the amounts actually distributed to certificateholders on the Distribution Date.

         This Amendment No. 1 on Form 8-K/A is being filed for the purpose of filing an amended and restated Determination Date Statement (the "Amended Monthly Statement") as Exhibit 99.1 hereto reflecting the Trust's activities for the December 1996 Interest Period and for the December 1996 Collection Period in substitution for the Original Statement. Exhibit 99.2 hereto includes a reconciliation showing for certain selected items the amounts reported on the Original Statement, the amounts reported on the Amended Statement and any variance between the two amounts.

         The Servicer has identified an aggregate underpayment of $10,571.66 in principal and an aggregate underpayment of $362.81 in interest to certificateholders on the Distribution Date. The aggregate amount of the underpayment has been deposited by the Servicer, out of its own funds, into the Collection Account for distribution on or about September 15, 1997 to certificateholders of record as of December 31, 1996.

         The Trust's Current Report on Form 8-K filed August 29, 1997 contains additional information regarding the Servicer's discovery of errors in other monthly statements issued by the Trust as well as information regarding the net amounts due and owing to certificateholders as a result of the errors in such other monthly statements.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

         (c)   Exhibits.

               99.1  Amended and Restated Monthly Statement to
                     Certificateholders.
               99.2 Reconciliation between Original Statement and Amended and Restated Monthly Statement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANC ONE AUTO GRANTOR TRUST 1996-B

                                      By: Bank One, Arizona, N.A., as Servicer
                                          on behalf of the Trust

Date: September 23, 1997                  By: /s/ Tom Lewis
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                                              Tom Lewis
                                              Vice President

                   Amended and Restated Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)

                       Banc One Auto Grantor Trust 1996-B


                  The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached Amended and Restated Determination Date Statement is true and correct.

                  On January 15, 1997, (the "Distribution Date"), Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates ("Class A Certificates") and Class B 6.70% Asset Backed Certificates ("Class B Certificates"). The amount of such distribution was based upon the information set forth in the Determination Date Statement (the "Original Statement") reflecting the Trust's activities for the Interest Period from December 15, 1996 through January 14, 1997 (the "December 1996 Interest Period") and for the Collection Period from December 1, 1996 through December 31, 1996 (the "December 1996 Collection Period").

                  On August 25, 1997, Bank One, Arizona, N.A., as servicer (the "Servicer"), provided notice to Bankers Trust Company, as trustee (the "Trustee"), of the Servicer's discovery of errors in the Original Statement which affected, among other things, the reported amount of principal and interest collections received by the Trust during the December 1996 Collection Period and the amounts actually distributed to certificateholders on the Distribution Date.

                  The Servicer has identified an aggregate underpayment of $10,571.66 in principal and an aggregate underpayment of $362.81 in interest to certificateholders on the Distribution Date. The aggregate amount of the underpayment has been deposited by the Servicer, out of its own funds, into the Collection Account for distribution on or about September 15, 1997 to certificateholders of record as of December 31, 1996.


Signed by:   /s/ Tom Lewis                   Date:  September 23, 1997
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             Vice President
             Bank One, Arizona, N.A.